ETFB Green SRI REITs ETF
Schedule of Investments
January 31, 2023 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 99.5%
	Australia - 2.6%
7,600	Arena REIT	$19,975
14,430	BWP Trust	39,859
7,872	Charter Hall Social Infrastructure REIT	19,248
4,738	Dexus Industria REIT	10,283
115,461	Mirvac Group	184,687
27,050	National Storage REIT	44,031
8,617	Stockland	23,863
		341,946
	Canada - 4.6%
9,807	Granite Real Estate Investment Trust	598,482
	Guernsey - 0.1%
9,168	Balanced Commercial Property Trust, Ltd.	8,962
	Hong Kong - 1.6%
714,000	Prosperity REIT	207,681
	Japan - 7.4%
308	GLP J-REIT	347,446
48	Japan Logistics Fund, Inc.	109,291
36	Mitsui Fudosan Logistics Park, Inc.	125,541
162	Nippon Prologis REIT, Inc.	366,616
15	SOSiLA Logistics REIT, Inc.	14,914
		963,808
	Netherlands - 0.9%
4,578	NSI NV	119,326
	New Zealand - 0.3%
27,216	Goodman Property Trust	36,232
	Singapore - 0.3%
59,678	PARAGON REIT	44,270
	United Kingdom - 4.2%
12,823	abrdn Property Income Trust, Ltd.	10,419
6,839	CT Property Trust, Ltd.	5,978
3,449	Custodian Property Income REIT plc	3,872
14,502	Impact Healthcare REIT plc	18,568
15,014	Picton Property Income, Ltd.	14,233
3,416	Safestore Holdings plc	42,306
22,631	Segro plc	231,304
2,234	Shaftesbury plc	10,825
3,700	Target Healthcare REIT plc	3,690
65,782	Tritax Big Box REIT plc	126,173
6,798	UNITE Group plc	83,439
		550,807
	United States - 77.5% (a)
1,013	Agree Realty Corporation	75,600
1,748	Alexander & Baldwin, Inc.	34,995
3,978	Alexandria Real Estate Equities, Inc.	639,423
5,509	American Homes 4 Rent - Class A	188,904
5,477	Apple Hospitality REIT, Inc.	97,107
6,120	AvalonBay Communities, Inc.	1,085,932
3,046	Camden Property Trust	375,298
66	Community Healthcare Trust, Inc.	2,830
5,253	CubeSmart	240,535
1,010	EastGroup Properties, Inc.	169,933
122	Equity LifeStyle Properties, Inc.	8,757
3,334	First Industrial Realty Trust, Inc.	177,869
32,774	Healthpeak Properties, Inc.	900,630
12,177	Invitation Homes, Inc.	395,753
8,990	LXP Industrial Trust	103,835
3,047	Mid-America Apartment Communities, Inc.	507,996
388	Physicians Realty Trust	6,154
19,478	Prologis, Inc.	2,518,115
3,854	Public Storage	1,172,925
5,561	Regency Centers Corporation	370,529
2,248	Rexford Industrial Realty, Inc.	142,681
367	STAG Industrial, Inc.	13,065
2,052	Sun Communities, Inc.	321,877
1,780	Terreno Realty Corporation	114,685
492	Universal Health Realty Income Trust	26,968
6,028	Welltower, Inc.	452,341
		10,144,737
	TOTAL COMMON STOCKS (Cost $15,552,443)	13,016,251

	SHORT-TERM INVESTMENTS - 0.4%
53,953	First American Government Obligations Fund - Class X, 4.14% (b)	53,953
	TOTAL SHORT-TERM INVESTMENTS (Cost $53,953)	53,953
	TOTAL INVESTMENTS - 99.9% (Cost $15,606,396)	13,070,204
	Other Assets in Excess of Liabilities - 0.1%	12,442
	NET ASSETS - 100.0%	$13,082,646

Percentages are stated as a percent of net assets.
(a)
To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting the country or region.

(b) Rate shown is the annualized seven-day yield as of January 31, 2023.

Summary of Fair Value Disclosure at January 31, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods.
The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2023:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$13,016,251	$-	$-	$13,016,251
Short-Term Investments	53,953	-	-	53,953
Total Investments in Securities	$13,070,204	$-	$-	$13,070,204
^See Schedule of Investments for breakout of investments by country classification.

For the period ended January 31, 2023, the Fund did not recognize any transfers to or from Level 3.